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                                                                   EXHIBIT 10.14






                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


                  This First Amendment to Revolving Credit Agreement is made to be effective as of December 8, 1997 ("this Amendment"), by and among M/I FINANCIAL CORP., an Ohio corporation ("Financial"), M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation ("M/I Homes") (Financial and M/I Homes are hereinafter referred to collectively as the "Borrowers"), and BANK ONE, NA, a national banking association (the "Bank"). For valuable consideration, the receipt of which is hereby acknowledged, Borrowers and Banks, intending to be legally bound, hereby recite and agree as follows:

                                    RECITALS

                  A. Borrowers and the Bank are parties to a Revolving Credit Agreement made to be effective as of July 18, 1997 (the "Credit Agreement").

                  B. Borrowers and Bank wish to amend the Credit Agreement by modifying the interest rate for Eurodollar Rate Loans as set forth in subsection 2.2, Note, and by modifying subsection 6.5, Limitation on Investments.

                                    AGREEMENT

         1. Subsection 2.2, Note, of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  2.2 Note. The Loans made by the Bank pursuant hereto shall be evidenced by a promissory note of the Borrowers, substantially in the form of Exhibit A attached hereto and made a part hereof (the "Note"), payable to the order of the Bank and evidencing the obligation of the Borrowers to pay the aggregate unpaid principal amount of the Loans made by the Bank, with interest thereon at a rate per annum equal to (i) in the case of Prime Rate Loans, the Prime Rate in effect from time to time minus one-quarter of one percent (1/4%) and (ii) in the case of Eurodollar Rate Loans if permitted hereunder at such time, the Eurodollar Rate determined
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                  for each such loan plus one and 60/100 percent (1.60%),
                  subject with respect to each of the aforesaid interest rates to the default interest rate provisions of subsection 2.6(c) hereof. Interest shall be payable in arrears and shall be due on the last day of each month, beginning with August 31, 1997, and continuing on the last day of each month thereafter, and on the last day of the Commitment Period. If not sooner paid, the entire principal amount of the Loans outstanding and any remaining unpaid interest on the Loans shall be due and payable on the last day of the Commitment Period. The Bank is hereby authorized to record electronically or otherwise the date and amount of each Loan disbursement made by the Bank and the date and amount of each payment or prepayment of principal thereof, and any such recordation shall constitute conclusive evidence, absent manifest error, of the accuracy of the information so recorded; provided, however, the failure of the Bank to make any such recordation(s) shall not affect the obligation of Borrowers to repay outstanding principal, interest, or any other amount due hereunder or under the Note in accordance with the terms hereof and thereof. The Note shall (a) be dated as of the date hereof, (b) be stated to mature on the last day of the Commitment Period, and (c) bear interest from and including the date thereof on the unpaid principal amount thereof from time to time outstanding at a rate per annum equal to (i) in the case of Prime Rate Loans, the Prime Rate in effect from time to time minus one-quarter of one percent (1/4%) and (ii) in the case of Eurodollar Rate Loans, the Eurodollar Rate determined for each such loan plus one and 60/100 percent (1.60%) subject with respect to each of the aforesaid interest rates to the default interest rate provisions of subsection 2.6(c) hereof.

         2. Subsection 6.5, Limitation on Investments, of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                                    6.5 Limitation on Investments. Make or
                  commit to make any advance, loan,

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                  extension of credit or capital contribution to, or purchase of, any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person (all such transactions being herein called "investments") except for (i) first mortgage loans made in the ordinary course of Financial's business to natural persons for the purchase of residential real property, (ii) second mortgage loans made in the ordinary course of Financial's business to natural persons for the purchase of residential real property, provided that such second mortgage loans (A) shall be made only in connection with a specific financing program to natural persons who have a first mortgage loan from Financial with respect to the same real property, and (B) shall not exceed $4,000,000 in aggregate at any one time outstanding, (iii) first mortgage loans made in the ordinary course of Financial's business to natural persons for the purpose of re-financing an existing first mortgage loan, provided that the amount of such re-financing mortgage loans shall not exceed $5,000,000 in aggregate at any one time outstanding,
                  (iv) investments in Cash Equivalents, (v) investments in Fannie Mae stock to the extent required for Financial to sell mortgages to Fannie Mae, but the amount of such investments in Fannie Mae stock shall in no event exceed $100,000, (vi) investments in the ordinary course of Financial's business in standard instruments hedging against interest rate risk incurred in the origination and sale of mortgage loans, in each case matching a hedging instrument or instruments to specific mortgages or specific groups of mortgages, but in no event including investments in futures contracts, options contracts or other derivative investment vehicles acquired as independent investments, and (vii) loans and advances to M/I Homes.

         3. Each of the Borrowers hereby represents and warrants to Bank that it has the corporate power and authority to make, deliver and perform this Amendment and to borrow under the Credit Agreement as amended by this Amendment and has taken all corporate action necessary to be taken by it to authorize the borrowings on the terms and conditions of the Credit Agreement as amended by this

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Amendment and to authorize the execution, delivery and performance of the Credit
Agreement as amended by this Amendment.

         4. The Credit Agreement, including without limitation each Borrower's representations, warranties and covenants, as amended by this Amendment shall remain in full force and effect in accordance with its terms as amended hereby, and upon the effective date of this Amendment, the terms "Agreement" and "this Agreement" shall mean the Credit Agreement as amended by this Amendment.

         5. The obligations of the Bank pursuant to this Amendment are subject to the satisfaction of the following conditions precedent prior to the effective date of this Amendment:

                           (a) Corporate Proceedings of Borrowers. Bank shall
                  have received a copy of the resolution (in form and substance satisfactory to Bank) of (i) the Board of Directors or the Executive Committee of the Board of Directors of M/I Homes and
                  (ii) the Sole Shareholder of Financial, in each case authorizing the execution, delivery and performance of this Amendment certified by the Secretary or the Assistant Secretary of each Borrower as of the date hereof. Such certificate shall state that the resolution set forth therein has not been amended, modified, revoked or rescinded as of effective date of this Amendment.

                           (b) No Default or Event of Default. No Default or
                  Event of Default shall have occurred and be continuing under the Credit Agreement as of the effective date of this Amendment.


         6. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall become effective upon receipt by Bank of executed counterparts of this Amendment by each of the parties hereto.

         7. This Amendment shall be governed by, and construed in accordance with, the local laws of the State of Ohio.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


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BANK ONE, NA                                   M/I FINANCIAL CORP.


By /s/ THOMAS D. IGOE                          By /s/ PAUL S. ROSEN
   ----------------------------                   ------------------------------
   Thomas D. Igoe                                  Paul S. Rosen
   Title:  Senior Vice President                   Title:  President


                                               M/I SCHOTTENSTEIN HOMES, INC.


                                               By /s/ ROBERT H. SCHOTTENSTEIN
                                                  ------------------------------
                                                  Robert H. Schottenstein
                                                  Title:  President and
                                                          Assistant Secretary


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                                  CERTIFICATE

            I, Paul S. Coppel, do hereby certify that (i) I am the duly elected, qualified and acting Secretary of M/I Financial Corp. (the "Corporation"), (ii) the resolutions attached hereto and marked as Exhibit A were duly adopted by the Sole Shareholder of the Corporation in a written action executed by the President of the Sole Shareholder and dated December 8, 1997 in accordance with the Regulations of the Corporation and applicable law, and (iii) said resolutions are in full force and effect without amendment or modifications as of the date hereof.


                                        /s/ PAUL S. COPPEL
                                        -----------------------------------
                                        Paul S. Coppel, Secretary
                                        M/I Financial Corp.
                                        Dated: December 8, 1997